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                                   ATTACHMENT
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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statement Nos.
33-95366 and 333-94661 of Cintech Tele-Management Systems, Inc. on Form S-8 of our report dated August 25, 2000, appearing in this Annual Report on Form 10-KSB of Cintech Tele-Management Systems, Inc. for the year ended June 30, 2000.

/s/Deloitte & Touche LLP

Cincinnati, Ohio
September 25, 2000